Dblaine Investment Trust

DBLAINE DISCIPLINED FUND

SUPPLEMENT DATED OCTOBER 13, 2011 TO THE

prospectus dated APRIL 29, 2011

Class A Shares, Class I Shares and the Statement of Additional Information ("SAI")

The Board of Trustees of the Trust has decided to liquidate the Fund.    The Trust will liquidate the assets of the Fund and distribute the proceeds ratably among the shareholders of the respective classes of the Fund.

Effective immediately, the Fund is closed to new investors and additional purchases by existing investors.

Shareholders should consult a tax advisor about the tax implications that may result from the liquidation of Fund shares.

Shareholders may obtain additional information by calling their plan sponsor, broker-dealer, financial institution, or by contacting the Trust at (800) 628-4077.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE